                                                                  EXHIBIT 19.1




                        STATEMENT TO CERTIFICATEHOLDERS
                       NATIONSCREDIT GRANTOR TRUST 1997-1

     Pursuant to the Pooling and Servicing Agreement, dated as of May 22, 1997 among NationsCredit Securitization Corporation (as "Seller"), NationsCredit Corporation of America (as "Servicer") and Bankers Trust Company (as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.

Month                                                                                                     Aug- 97
                                                                                                  ---------------
Collection Period                                                                                          8/1/97
                                                                                                  ---------------
Determination Date                                                                                        9/11/97
                                                                                                  ---------------
Deposit Date                                                                                              9/12/97
                                                                                                  ---------------
Distribution Date                                                                                         9/15/97
                                                                                                  ---------------
POOL BALANCE
            Pool Balance on the close of the last day of the Collection Period (Record Date)          166,138,989
                                                                                                  ---------------
            Pool Factor                                                                                91.3950710%
                                                                                                  ---------------
            Ending Pool Balance (per $1,000 certificate)                                                      914
                                                                                                  ---------------
            Liquidation Proceeds                                                                            4,326
                                                                                                  ---------------
            Purchase Amounts                                                                               35,954
                                                                                                  ---------------
AMOUNTS DISTRIBUTED ON THE DISTRIBUTION DATE (PER $1,000 CERTIFICATE)
            Interest Payments:
            Monthly Interest Payment                                                                        5.240
                                                                                                  ---------------
            Carry-Over Monthly Interest Payment                                                                --
                                                                                                  ---------------
            Total Interest Payment                                                                          5.240
                                                                                                  ---------------
            Principal Payments:
            Monthly Principal Payment                                                                      17.531
                                                                                                  ---------------
            Carry-Over Monthly Principal Payment                                                               --
                                                                                                  ---------------
            Total Principal Payment                                                                        17.531
                                                                                                  ---------------
            Servicing Fee:                                                                                     --
                                                                                                  ---------------
            Servicing Fee                                                                                   0.582
                                                                                                  ---------------
            Carry-Over Monthly Servicing Fee                                                                   --
                                                                                                  ---------------
            Total Servicing Fee                                                                             0.582
                                                                                                  ---------------
SURETY BOND
                                                                                                  ---------------
            Surety Bond Amount for the current Distribution Date                                      169,325,754
                                                                                                  ---------------
            Surety Bond Amount as a % of the Pool Balance                                                101.9181%
                                                                                                   ---------------

                         MONTHLY SERVICERS CERTIFICATE
                       NATIONSCREDIT GRANTOR TRUST 1997-1

     Pursuant to the Pooling and Servicing Agreement, dated as of May 31, 1997 among NationsCredit Securitization Corporation (as "Seller"), NationsCredit Corporation of America (as "Servicer") and Bankers Trust Company (as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.

Month                                                                                                  Aug-97
                                                                                                   --------------
Collection Period                                                                                        1-Aug-97
                                                                                                   --------------
Determination Date                                                                                      11-Sep-97
                                                                                                   --------------
Deposit Date                                                                                            12-Sep-97
                                                                                                   --------------
Distribution Date                                                                                       15-Sep-97
                                                                                                   --------------

POOL BALANCE
                  Pool Balance on the close of the last day of the preceding Collection Period     169,325,754.36
                                                                                                   --------------
                  Principal Collections                                                              3,036,601.77
                                                                                                   --------------
                  Purchase Amounts Allocable to Principal                                               35,953.77
                                                                                                   --------------
                  Defaulted Receivables                                                                114,209.99
                                                                                                   --------------
                  Pool Balance on the close of the last day of the Collection Period               166,138,988.83

                  Original Pool Balance                                                            181,781,125.63

                  Pool Factor                                                                               91.40%

                                                                                                   --------------
                  Preference Amounts                                                                           --
                                                                                                   --------------

                  Certificate Pass-Through Rate                                                              6.75%
                  Servicing Fee Rate                                                                         0.75%

AVAILABLE FUNDS
                  Collections allocable to interest                                                  1,548,763.86
                  Purchase Amounts allocable to interest                                                27,782.14
                  Liquidation Proceeds                                                                   4,326.22
                  Collections allocable to principal                                                 3,036,601.77
                  Purchase Amounts allocable to principal                                               35,953.77
                  Other Available Funds - Interest on Collection or Certificate Account                        --
                  Total Available Funds                                                              4,653,427.76

INTEREST PAYMENT
                  Monthly Interest Payment                                                             952,457.37
                  Carry-Over Monthly Interest                                                                  --
                  Total                                                                                952,457.37

PRINCIPAL PAYMENT
                  Monthly Principal Payment                                                          3,186,765.53
                  Carry-Over Monthly Principal                                                                 --
                  Total                                                                              3,186,765.53

SERVICING FEE
                  Servicing Fee                                                                        105,828.60
                  Carry-Over Monthly Servicing Fee                                                             --
                  Total                                                                                105,828.60

DEPOSIT TO CERTIFICATE ACCOUNT
                  Available Funds                                                                    4,653,427.76
                  Reserve Account Withdrawal Deposit                                                           --
                  Surety Bond Drawing Deposit                                                                  --
                  Total Deposit to the Certificate Account                                           4,653,427.76

DISTRIBUTIONS FROM THE CERTIFICATE ACCOUNT
                  Monthly Interest Payment and any Carry-Over Monthly Interest                     952,457.37
                  Monthly Principal Payment and any Carry-Over Monthly Principal                 3,186,765.53
                  Preference Amounts                                                                       --
                  Servicing Fee and any Carry-Over Servicing Fee                                   105,828.60
                  Distributions to the Surety Bond Provider                                         16,932.58
                  Distributions to the Reserve Account                                                     --
                  Distributions to the Seller                                                      391,443.69

                  Carry-Over Monthly Interest to the next Distribution Date                                --
                  Carry-Over Monthly Principal to the next Distributions Date                              --
                  Carry-Over Monthly Servicing Fee to the next Distribution Date                           --

RESERVE ACCOUNT
                                                                                               --------------
                  Reserve Account Balance as of the end of the preceding Collection Period       6,773,030.17
                                                                                               --------------
                  Earnings from investments on the Reserve Account                                  30,469.46
                                                                                               --------------
                  Reserve Account Withdrawal                                                               --
                  Deposits to the Reserve Account                                                          --
                  Reserve Account Balance                                                        6,803,499.63
                  Distributions of any excess amounts on deposit in the Reserve Account            157,940.08
                  Ending Reserve Account Balance                                                 6,645,559.55

                  Reserve Account Balance as a % of the Pool Balance                                     4.00%
                  Specified Reserve Account Requirement                                          6,645,559.55
                  Amount needed to fully fund Reserve Account                                              --

SURETY BOND
                  Required Surety Bond Amount                                                  169,325,754.36
                  Surety Bond amount on the previous Distribution Date                         169,325,754.36
                  Payments made with respect Surety Principal Draws                                        --
                  Payments received with respect to unreimbursed Surety Principal Draws                    --
                  Surety Bond Amount for the current Distribution Date                         169,325,754.36


                  Total Surety Bond Draws                                                                  --
                  Surety Bond Fee                                                                   16,932.58
                  Amount Owed to Surety Bond Provider                                                      --
                  Surety Bond Fee Paid                                                              16,932.58
                  Payments made to the Surety Bond Provider                                                --
                  Surety Bond Fee Outstanding                                                              --
                  Remaining Amounts Owed to the Surety Bond Provider                                       --

NET CREDIT LOSS RATIO
                                                                                               --------------
                  Net Credit Losses                                                                109,883.77
                                                                                               --------------
                  For the Current Collection Period                                                      0.07%
                  For the preceding Collection Period                                                    0.03%
                  For the second preceding Collection Period                                             0.02%
                  Average Net Credit Loss Ratio                                                          0.04%

DELINQUENCY ANALYSIS
                  Number of Loans
                                                                                               --------------
                  30 to 59 days past due                                                               183.00
                                                                                               --------------
                  60 to 89 days past due                                                                43.00
                                                                                               --------------
                  90 or more days past due                                                              71.00
                                                                                               --------------
                  Total                                                                                297.00

                  Principal Balance
                                                                                               --------------
                  30 to 59 days past due                                                         1,989,496.68
                                                                                               --------------
                  60 to 89 days past due                                                           401,951.68
                                                                                               --------------
                  90 or more days past due                                                         690,019.87
                                                                                               --------------
                  Total                                                                          3,081,468.23


                  Delinquency Ratio
                  For the current Collection Period                                                         1.85%
                  For the preceding Collection Period                                                       1.58%
                  For the second preceding Collection Period                                                1.33%
                  Average Delinquency Ratio                                                                 1.59%


REPOSSESSION ANALYSIS
                  Current Balance of Contracts where Repossession Occurred in the Current Month       185,844.57
                  Number of Contracts where Repossession Occurred in the Current Month                        18


WEIGHTED AVERAGE COMPUTATIONS
                                                                                                    ------------
                  Weighted Average Coupon                                                                  10.93%
                                                                                                    ------------
                  Weighted Average Original Term (months)                                                 123.00
                                                                                                    ------------
                  Weighted Average Remaining Term (months)                                                106.42
                                                                                                    ------------
                  Number of Outstanding Accounts - End of Period                                       14,689.00


CASH SETTLEMENT FOR THE TRUSTEE
                  Total Deposit to the Collection Account                                           4,653,427.76
                  Servicing Fee                                                                       105,828.60
                  Interest allocable to the Seller's Certificate                                            0.66
                  Principal amount allocable to the Seller's Certificate                                    2.20
                  Wire Funds to the Surety Bond Provider                                               16,932.58
                  Net Deposit to the Certificate Account - Excluding Amounts Due to Seller          4,530,663.73
                  Wire Funds to the Certificateholders - Interest Amounts                             952,456.71
                  Wire Funds to the Certificateholders - Principal Amounts                          3,186,763.33
                  Deposit Funds into the Reserve Account                                                      --
                  Wire Funds to NationsCredit                                                         391,443.69

Approved by:      /s/ LAWRENCE ANGELILLI
                  ---------------------------------------------------
                  Authorized Signer